UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2026

INFLECTION POINT ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42518	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Ave, Suite 205 #1017

New York, NY 10016

(Address of principal executive offices, including zip code)

212-476-6908

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IPEXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPEX	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the completion of the Company’s initial business combination	IPEXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 11, 2026, Inflection Point Acquisition Corp. V (the “Company” or “SPAC”) and GOWell Technology Limited (“GOWell”) jointly issued a press release announcing, among other things, that the Registration Statement on Form F-4 (as amended, the “Registration Statement”) filed by GOWell and GOWell Energy Technology (“PubCo”), in connection with the previously-announced business combination among SPAC, GOWell, PubCo, and the other parties thereto, has been declared effective by the U.S. Securities and Exchange Commission (“SEC”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information About the Business Combination and Where to Find It

As previously disclosed, SPAC, GOWell, PubCo, and IPCV Merger Sub Limited, a Cayman Islands exempted company, entered into a Business Combination Agreement, dated as of October 13, 2025 (as amended by Amendment to the Business Combination Agreement, dated as of December 22, 2025, and Second Amendment to the Business Combination Agreement, dated as of July 13, 2026, as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, the parties thereto will consummate the Business Combination.

The Registration Statement, which was declared effective by the SEC on August 11, 2026, includes a proxy statement/prospectus that is both the proxy statement of SPAC and a prospectus of PubCo relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus will be mailed to SPAC’s shareholders of record as of June 30, 2026, the record date established for voting on the Business Combination. SPAC and/or PubCo may also file other relevant documents regarding the Business Combination with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting or investment decision, SPAC’s shareholders and other interested persons are urged to read the Proxy Statement/Prospectus and other documents filed in connection with the Business Combination, because these documents will contain important information about SPAC, GOWell, PubCo and the Business Combination. Shareholders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY 10016.

Additional Information About the Extension and Where to Find It

SPAC filed a definitive proxy statement with the SEC on July 20, 2026 (the “Extension Proxy Statement”) in connection with SPAC’s solicitation of proxies for the vote by SPAC shareholders to approve an amendment to SPAC’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which SPAC must consummate an initial business combination. SPAC has filed and mailed the Extension Proxy Statement to SPAC’s shareholders of record as of June 30, 2026, the record date established for voting on the Extension. SPAC may also file other relevant documents regarding the Extension with the SEC. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of SPAC, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with SPAC’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about SPAC and the Extension.

Participants in the Solicitation

SPAC, PubCo, and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from SPAC’s shareholders in respect of the Business Combination and the other matters set forth in the Registration Statement, and in respect of the Extension and the other matters set forth in the Extension Proxy Statement. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of SPAC’s and PubCo’s securities are contained in the Proxy Statement/Prospectus or the Extension Proxy Statement, as applicable. The Proxy Statement/Prospectus and the Extension Proxy Statement may be obtained free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY 10016.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes or may include “forward-looking statements” regarding, among other things, the plans, strategies and prospects, both business and financial, of SPAC, PubCo and GOWell. These statements are based on the beliefs and assumptions of the management of SPAC, PubCo and GOWell. Although the parties believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, none of SPAC, PubCo or GOWell can assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “predicts,” “projects,” “forecasts,” “may,” “might,” “will,” “could,” “should,” “would,” “seeks,” “plans,” “scheduled,” “possible,” “continue,” “potential,” “anticipates” or “intends” or similar expressions; provided that the absence of these does not mean that a statement is not forward-looking. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur, and actual results could differ materially from those anticipated in these forward-looking statements.

Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include: general economic, political and business conditions; the inability of the parties to consummate the transactions contemplated by the Business Combination Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by the SPAC’s shareholders in connection with the Business Combination and Extension; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the transactions; the risk that SPAC shareholder approval for the Business Combination or the Extension is not obtained; the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; the ability of PubCo to issue equity, equity-linked or other securities in the future; failure to realize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, including as a result of a delay in consummating the Business Combination; the risk that the Business Combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain the Extension or another extension of its business combination deadline; the risks related to the rollout of GOWell’s business and the timing of expected business milestones; the ability of PubCo to execute its growth strategy, manage growth profitably and retain its key employees; the ability of PubCo to obtain or maintain the listing of its securities on the Nasdaq Stock Market LLC following the Business Combination; and other risks and uncertainties indicated in the Proxy Statement/Prospectus. Undue reliance should not be placed upon the forward-looking statements.

These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Neither SPAC, PubCo, nor any of their respective affiliates undertake any obligation to publicly update or revise any forward-looking statement contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K and exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or Extension, or an offer to sell, or the solicitation of an offer to buy, any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination or Extension or determined that this Current Report on Form 8-K is truthful or complete. Any representation to the contrary is a criminal offense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2026

INFLECTION POINT ACQUISITON CORP. V

By:	/s/ Michael Blitzer
Name: Michael Blitzer
Title: Chief Executive Officer

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